RELATED PARTY BALANCES AND TRANSACTIONS	6 Months Ended
Jun. 30, 2021
Related Party Transactions [Abstract]
RELATED PARTY BALANCES AND TRANSACTIONS
NOTE 11:-	RELATED PARTY BALANCES AND TRANSACTIONS

Nistec, the controlling shareholder of the Company, is also a customer of the Company. The Company sells products to Nistec, pays management fees to Nistec, purchases certain services from Nistec and shares certain expenses with Nistec, for services that it acquires jointly with Nistec. The Company's transactions with Nistec were carried out on an arm's-length basis.

a.	Balances with related parties:

	Six months ended June 30,	Year ended December 31,
	2021	2020
	Unaudited

Trade accounts receivable	318	92
Trade accounts payable	32	61

b.	Transactions with related parties:

	Six months ended June 30,		Three months ended June 30,
	2021	2020	2021	2020
	Unaudited

Revenues	235	216	136	123
Purchases, selling, general and administrative expenses	165	161	83	81
Interest from Loans from controlling shareholder	-	54	-	26

PCB purchases by Nistec - Nistec purchases PCBs from the Company solely to provide assembled boards to its customers. The Company sells to Nistec based on its standard pricing, which may be subject to a discount of up to ten percent (10%). Should the order be for PCBs imported by the Company, the quote reflects the actual price of such PCBs, plus a mark-up of at least twenty percent (20%). Should the order be for PCBs from excess inventory of an original order, the quote will reflect the standard price of such PCBs, with a discount of up to fifty percent (50%) of the price actually paid for such PCBs in the original order (the “Excess Inventory Discount”). The Excess Inventory Discount will apply only to orders from excess inventory of the first original order of a specific PCB (i.e., should a second order of a specific PCBs generate any excess inventory, and Nistec would like to purchase such excess, the Excess Inventory Discount will not be applied to such purchase).

Soldering and assembly services - The Company may acquire soldering services and/or purchasing services from Nistec. Nistec’s pricing for its soldering services will be its standard pricing (the “Pricing”), less a five percent (5%) discount. Nistec may charge for Purchasing Services in accordance with the actual costs of the orders, plus a fourteen and a quarter (14.25%) commission, which reflects a five percent (5%) discount, as compared to the commission charged to third parties by Nistec for similar services. Prices of services not included in the Pricing will be negotiated by the parties in good faith (without participation of Mr. Nissan, the Company's controlling shareholder and CEO, or any of his relatives). Nistec standard procedures govern manufacturer warranties and restrictions regarding defective assembled products.

In addition to requesting Nistec to provide the Company with a quote for soldering and assembly services, in the event that the Company requires design and/or design services for production of PCBs, it may ask Nistec to provide it with a quote for such services. Nistec may charge for design and/or design services in accordance its standard pricing for such services, less a five percent (5%) discount. The Company’s purchases of services under the Soldering, Assembly and Design Services Procedure may not exceed NIS 300 per annum.

Insurance expenditures - The Company may share with Nistec costs of insurance consulting and insurance premiums in the event the Company determines that a joint insurance policy with Nistec will reduce the Company’s costs as compared to purchasing insurance separately. Insurance expenditures will be divided between the Company and Nistec as follows: (i) insurance consulting services costs will be divided in proportion to the insurance premiums paid by the Company and Nistec in the preceding year; (ii) the joint insurance premiums will be divided in the proportions indicated by the insurer for each of the Company and Nistec had they purchased the insurance separately. The Company will solicit updated insurance proposals at least bi-annually. The decision to enter into such a joint insurance policy with Nistec will be subject to the approval of the Audit Committee and the Board of Directors of the Company.

Employees social activities - The Company may purchase social activities for the benefit of its employees together with Nistec.

The cost of such activities will be divided between the Company and Nistec in accordance with the ratio of the number of Company's employees and Nistec employees to whom the applicable activity was directed, regardless of actual participation.

Marketing activities - The Company may purchase services together with Nistec. Marketing costs will be divided between the Company and Nistec as follows: (i) to the extent the portion of the marketing material applicable to the Company can be quantified, costs will be divided accordingly; (ii) in the event that such costs cannot be quantified, each of Nistec and the Company will bear 50% of the marketing costs.

Managements fees - In September 2019, the Company's Audit Committee, Compensation Committee and Board of Directors, as applicable, approved the terms of the amended Management Agreement. This amended Management Agreement was approved by the Company's shareholders in the annual general meeting, held on December 5, 2019 and its extension was approved in the annual general meeting, held on June 3, 2021. Nistec is entitled to the following compensation:

a.	Eltek pays Nistec monthly managements fees of NIS 90 ($28).
b.
Subject to Company’s reimbursement policy approved by the Audit Committee on May 15, 2016, Mr. Nissan receives reimbursement of travel expenses (other than food and beverage expenses) while traveling internationally on behalf of the Company, provided that such reimbursement may not exceed an aggregate amount of NIS 10 per calendar quarter.

c.
Mr. Nissan receives reimbursement of food and beverage expenses while traveling internationally on behalf of the Company, against receipts, in accordance with the Israeli Income Tax Regulations (Deduction of Certain Expenses) 1972.

In addition, the Company's shareholders in the annual general meetings held on December 5, 2019, October 29, 2020 and June 3, 2021 approved the following:

a.	The extension of the Directors and Officers Indemnity Agreement with Mr. Yitzhak Nissan.
b.	The extension of the Exculpation Letter for an additional three (3) year period.
c.	The application of the Company’s directors and officers liability insurance policy with respect to Mr. Yitzhak Nissan.
d.	The revised terms of employment, bonus plan and options grant of Yitzhak Nissan's daughter who is employed by the Company as special project manager.
e.	The extension of the Amended Management Agreement with Nistec Ltd., our controlling shareholder, for any additional period of up to three (3) years.
f.	The extension of the Amended PCB Purchase Procedure with Nistec Ltd., our controlling shareholder, for any additional period of up to three (3) years.
g.	The extension of the Amended Soldering, Assembly and Design Services Procedure with Nistec Ltd., our controlling shareholder, for any additional period of up to three (3) years.
h.
The extension of the procedure under which the Company may jointly acquire certain services together with Nistec Ltd., our controlling shareholder, related to employees social activities, marketing services and insurance, for any additional period of up to three (3) years.

Loans and guarantees from Nistec - see Note 1.